LETTER OF TRANSMITTAL
MOLINA HEALTHCARE, INC.

To Tender for Exchange
All Outstanding 5.375% Senior Notes due 2022 for
5.375% Senior Notes due 2022, Registered Under the
Securities Act of 1933, as Amended
Pursuant to the Prospectus, Dated , 2016

The exchange offer will expire at 5:00 p.m., New York City time, on     , 2016,
unless extended. Tenders of original notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

The exchange agent for the exchange offer is:
U.S. Bank National Association
Facsimile Transmission:
(for eligible institutions only):
Fax: (651) 466-7367
For Information and to Confirm by Telephone:
(800) 934-6802

Mail or In Person:
U.S. Bank National Association, as Exchange Agent
111 Fillmore Avenue
St. Paul, MN 55107-1402
Attn: Corporate Actions

Delivery of this letter of transmittal (this “letter”) to an address other than as set forth above or transmission of this letter via facsimile to a number other than as set forth above will not constitute a valid delivery. Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the exchange agent.
The undersigned acknowledges that he, she or it has received the prospectus, dated         , 2016, of Molina Healthcare, Inc., a Delaware corporation (“Molina”), and this letter, which together constitute Molina’s offer to exchange (“exchange offer”) an aggregate principal amount of up to $700,000,000 of Molina’s 5.375% Senior Notes due 2022 (“exchange notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of Molina’s issued and outstanding 5.375% Senior Notes due 2022 (“original notes”), from the registered holders thereof.

IF YOU DESIRE TO EXCHANGE YOUR ORIGINAL NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON         , 2016 (THE “EXPIRATION DATE”).

YOU MUST SIGN THIS LETTER WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTION SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER.
This letter is to be completed by a holder of original notes if certificates for original notes are to be forwarded with this letter. Tenders of original notes by book-entry transfer by holders of original notes in book-entry form must be made by delivering an agent’s message transmitted by DTC, pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the prospectus in lieu of this letter.
The term “agent’s message” means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter, and that Molina may enforce this letter against such participant.
Holders of original notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their original notes into the exchange agent's account at DTC (“book-entry confirmation”), and all other documents required by this letter to the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date, must tender their original notes according to the guaranteed delivery procedures set forth in the section of the prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 1 below.
To properly complete this letter, a holder of original notes must:
(1)    complete the table below entitled “Description of Original Notes;”

(2)	if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;
(3)    sign this letter; and
(4)    complete the IRS Form W-9 (or provide an IRS Form W-8).
PLEASE READ THIS ENTIRE LETTER, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS, CAREFULLY, BEFORE COMPLETING THIS LETTER OR CHECKING ANY BOX BELOW. The instructions included with this letter must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter, the notice of guaranteed delivery and related documents may be directed to the Exchange Agent at the address and telephone number set forth on the cover page of this letter. See Instruction 11 below.

The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer. List below the original notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of original notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
Name and Address of Registered Holder	(1) Certificate Number(s)*	(2) Aggregate Principal Amount of Original Notes	(3) Aggregate Principal Amount of Original Notes Tendered**

Total:
   * Need not be completed if original notes are being tendered by book-entry transfer.
   ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original notes indicated in column 2. See Instruction 2. Original notes tendered hereby must be in minimum denominations of $2,000 principal amount or integral multiples of $1,000 in excess of $2,000. See Instruction 1 below.

☐	Check here if certificates representing tendered original notes are enclosed herewith.

☐	Check here if tendered original notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

By crediting the original notes to the exchange agent’s account at DTC’s Automated Tender Offer Program (“ATOP”), and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the exchange agent a computer-generated agent’s message in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such original notes all provisions of this letter (including all representations and warranties) are applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter to the exchange agent.

Please note: There is no requirement to deliver a completed letter of transmittal to the exchange agent in the exchange offer if a holder is tendering original notes held in book-entry form in the exchange offer in compliance with applicable ATOP procedures and an agent’s message is properly delivered.

☐
Check here and enclose a photocopy of the notice of guaranteed delivery if tendered original notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

Account Number at DTC:

Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. In addition, if the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such original notes were acquired by such broker-dealer as a result of market-making or other trading activities and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the exchange notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive exchange notes, it represents that the original notes to be exchanged for the exchange notes were acquired as a result of market-making activities or other trading activities.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Molina the aggregate principal amount of original notes indicated above. Subject to, and effective upon, the acceptance for exchange of the original notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Molina all right, title and interest in and to such original notes as are being tendered hereby.
The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-infact with respect to such tendered original notes, with full power of substitution, among other things, to cause the original notes to be assigned, transferred and exchanged.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the original notes, and to acquire exchange notes issuable upon the exchange of such tendered original notes, and that, when the same are accepted for exchange, Molina will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Molina.
The undersigned hereby further represents that:

(1)	any exchange notes acquired in exchange for original notes tendered are being acquired in the ordinary course of business of the undersigned;

(2)
neither the undersigned nor any beneficial owner has an arrangement or understanding with any person to participate in the “distribution” (within the meaning of the Securities Act) of the exchange notes in violation of the provisions of the Securities Act;

(3)
neither the undersigned nor any beneficial owner is an “affiliate” (as defined in Rule 405 of the Securities Act) of Molina or, if the undersigned or any beneficial owner is an affiliate of Molina, the undersigned or beneficial owner, as applicable, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and will provide information to be included in a Shelf Registration Statement (as defined under the section of the prospectus entitled “Exchange Offer and Registration Rights Agreement”) in order to have their notes included in a Shelf Registration Statement and benefit from the provisions regarding additional interest;

(4)	neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the exchange notes; and

(5)
if the undersigned is a participating broker-dealer, such holder has acquired the original notes as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder) in connection with any resale of the exchange notes.

The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the Staff of the Securities and Exchange Commission (the “Commission”) as set forth in noaction letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Molina within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act; provided, that such exchange notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the Commission has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the Staff of the Commission would make a similar determination with respect to the exchange offer as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of Molina, is a broker-dealer who acquired original notes in the initial private placement and not as a result of market-making activities or other trading activities or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder: (i) may not participate in the exchange offer; (ii) cannot rely on the applicable interpretations of the Staff of the Commission; and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.
If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes, it represents that the original notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes.

However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The undersigned acknowledges that Molina’s acceptance of original notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and Molina upon the terms and subject to the conditions of the exchange offer.
The undersigned will, upon request, execute and deliver any additional documents deemed by Molina to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the prospectus entitled “The Exchange Offer—Withdrawal of Tenders.”
Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”
The undersigned acknowledges that the exchange offer is subject to the more detailed terms set forth in the prospectus and, in case of any conflict between the terms of the prospectus and this letter, the terms of the prospectus shall prevail.
The undersigned, by completing the table entitled “Description of Original Notes” above and signing this letter, will be deemed to have tendered the original notes, as set forth in such table above. Please read this entire letter carefully before completing the table above.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if original notes are exchanged and/or exchange notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this letter.

Issue: (please check one or more)

☐	exchange notes

☐	original notes
in the name of:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

TIN:
(Social Security Number or
Employer Identification Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for original notes not exchanged and/or exchange notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this letter or to such person or persons at an address other than that shown in the table entitled “Description of Original Notes” above.

Mail: (please check one or more)

☐	exchange notes

☐	original notes
in the name of:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

Important: Unless guaranteed delivery procedures are complied with, this letter (or a manually signed facsimile hereof) or an agent’s message in lieu thereof pursuant to DTC’s ATOP system (together with the certificates evidencing original notes or a book-entry confirmation, as applicable, and all other required documents) must be received by the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date.
In order to validly tender original notes for exchange notes, holders of original notes in certificated form that wish to tender their original notes for exchange notes in the exchange offer must complete, execute and deliver this letter.

Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the prospectus, this tender for exchange of original notes is irrevocable.
PLEASE SIGN HERE
(To be completed by all tendering and consenting holders)
(Complete Attached IRS Form W-9 or Applicable IRS Form W-8)

By completing, executing and delivering this letter, the undersigned hereby tenders the principal amount of the original notes listed above in the table entitled “Description of Original Notes” under the column heading “Aggregate Principal Amount of Original Notes Tendered” or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the original notes described in such table.

X

X
Signature(s) of Owner

Dated:	, 2016

Area Code and Telephone Number

If a holder is tendering original notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the original notes or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3 below.

Name(s):
(Please Type or Print)

Capacity:

Address:

Tax Identification No:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution
(Authorized Signature)

(Title)

(Name and Firm)

Dated:	, 2016

INSTRUCTIONS

Forming Part of the Terms and Conditions of
the Exchange Offer of Molina Healthcare, Inc.

1.    Delivery of this Letter and Original Notes; Guaranteed Delivery Procedures

This letter is to be completed by holders of original notes if certificates for original notes are to be forwarded with this letter. Tender of original notes by book-entry transfer by holders of original notes in book-entry form must be made by delivering an agent’s message transmitted by DTC, in lieu of this letter pursuant to the procedures set forth in the section of the prospectus entitled “The Exchange Offer— Procedures for Tendering.” The term “agent’s message” means a message transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering original notes on behalf of the holder of such original notes, which acknowledgment states that such DTC participant has received and agrees to be bound by the terms and conditions of the exchange offer, including the representations and warranties contained in this letter, as set forth in the prospectus and this letter, and that Molina may enforce such agreement against such participant. To effectively tender original notes by book-entry transfer, holders of original notes must request a DTC participant to, on their behalf, electronically transmit their acceptance through DTC’s ATOP system. In the case of original notes held:

(1)	in book-entry form, by a book-entry confirmation and delivery of an agent’s message, or

(2)	in certificated form, certificates for all physically tendered original notes as well as a properly completed and duly executed copy of this letter (or manually signed facsimile of this letter),

and in either case any other documents required by this letter, must be received by the exchange agent at the address set forth herein at or prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original notes tendered hereby must be in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000.

Holders whose certificates for original notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date, or who cannot complete the procedures for book-entry transfer at or prior to 5:00 p.m., New York City time, on the expiration date, may tender their original notes pursuant to the guaranteed delivery procedures set forth in the section of the prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures,

(1)	such tender must be made through an eligible institution;

(2)
prior to 5:00 p.m., New York City time, on the expiration date, the exchange agent must receive from such eligible institution a validly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Molina (by facsimile transmission, mail or hand delivery) or an agent’s message with respect to guaranteed delivery, setting forth the name and address of the holder of original notes and the amount of original notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the notice of guaranteed delivery, a book-entry confirmation for original notes held in book-entry form together with an agent’s message instead of this letter or the certificates for all physically tendered original notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter), as the case may be, with any required signature guarantees and any other documents required by this letter will be deposited by the eligible institution with the exchange agent; and

(3)
a book-entry confirmation for original notes held in book-entry form together with an agent’s message instead of this letter or the certificates for all physically tendered original notes, in proper form for transfer, together with a properly completed and duly executed letter (or facsimile of this letter), as the case may be, with any required signature guarantees and all other documents required by this letter, are received by the exchange agent within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this letter, any required signature guarantees, the original notes and all other required documents, including delivery of original notes through DTC, and transmission of an agent’s message through DTC’s ATOP system, is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the exchange agent. If original notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date. See the section of the prospectus entitled “The Exchange Offer.”

2.Partial Tenders (Not Applicable to Noteholders who Tender by Book-Entry Transfer)

If less than all of the original notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original notes to be tendered in the box above entitled “Description of Original Notes—Aggregate Principal Amount of Original Notes Tendered.” A reissued certificate representing the balance of non-tendered original notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. All of the original notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures

If this letter is signed by the registered holder of the original notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this letter is signed by a participant in DTC whose name is shown as the owner of the original notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the original notes.

If any tendered original notes are owned of record by two or more joint owners, all of such owners must sign this letter.

If any tendered original notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

When this letter is signed by the registered holder or holders of the original notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the exchange notes are to be issued, or any un-tendered original notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

If this letter is signed by a person other than the registered holder, the original notes must be endorsed or accompanied by a properly completed bond power, signed by the registered holder as the registered holder’s name appears on the original notes.

If this letter is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Molina, evidence satisfactory to Molina of their authority to so act must be submitted.

Except as provided in the following paragraph, signatures on this letter or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority (FINRA), a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “eligible institution”).

Signatures on this letter or a notice of withdrawal need not be guaranteed by an eligible institution, provided the original notes are tendered: (i) by a registered holder of original notes (which term, for purposes of the exchange offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such original notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an eligible institution.

4.Special Issuance and Delivery Instructions

Tendering holders of original notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer and/or substitute certificates evidencing original notes not exchanged are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such original notes not exchanged will be returned to the name and address of the person signing this letter.

5.Backup and Nonresident Withholding

A U.S. holder of exchange notes may be subject to backup withholding at a rate of 28% with respect to interest paid on the exchange notes and proceeds from the sale, exchange, redemption or retirement of the exchange notes. In order to avoid backup withholding, a U.S. holder of exchange notes should provide the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) and other certifications on the Internal Revenue Service (“IRS”) Form W-9 attached to this letter. If the shares are in more than one name or are not in the name of the actual owner, please consult the instructions to the IRS Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write “Applied for” in the space provided for the TIN. If a U.S. holder does not provide a TIN within 60 days of a reportable payment, backup withholding at a rate of 28% may apply to such payment. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained, provided the required information is timely provided to the IRS.

Certain holders (including, among others, certain corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. However, non-U.S. holders may be subject to non-resident withholding on interest payments unless they provide a U.S.

IRS Form W-8BEN or another appropriate version of IRS Form W-8 and are otherwise eligible for the portfolio interest exemption, as described in the prospectus relating to the original notes, and non-U.S. holders may in any case be subject to nonresident reporting on interest payments.

A non-U.S. holder should submit to the exchange agent the appropriate version of IRS Form W-8, properly completed, including certification of such individual’s non-U.S. status, and signed under penalty of perjury. IRS Form W-8BEN is the version of IRS Form W-8 most likely to apply to non-U.S. persons claiming exemption from withholding. Non-U.S. holders should carefully read the instructions to IRS Form W-8BEN and, if applicable, complete the required information, sign and date the IRS Form W-8BEN and return the form to the exchange agent with this completed letter. In certain cases, IRS Form W-8BEN may not be the proper IRS Form W-8 to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. IRS Form W-8BEN and other IRS Form W-8s are available from the exchange agent or from the IRS web site at http://www.irs.gov.

If the exchange agent is not provided with a properly completed IRS Form W-9 or the appropriate IRS Form W-8, the holder may be subject to penalties imposed by the IRS. In addition, the depositary may be required to withhold under the backup withholding rules 28% of any reportable payment made to the holder with respect to exchange notes, or to withhold against interest payments under the nonresident withholding rules.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN or another version of IRS Form W-8, to claim exemption from withholding and backup withholding, or contact the exchange agent.

6.Transfer Taxes

Molina will pay all transfer taxes, if any, applicable to the exchange of original notes pursuant to the exchange offer. If, however, exchange notes are to be issued for principal amounts not tendered or accepted for exchange in the name of any person other than the registered holder of the original notes tendered, or if tendered original notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the exchange of original notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the original notes specified in this letter.

7.Waiver of Conditions to the Exchange Offer

Molina reserves the absolute right to waive satisfaction of any or all conditions to the exchange offer enumerated in the prospectus in accordance with the provisions set forth in the prospectus.

8.No Conditional Tenders

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original notes, by execution of this letter or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their original notes for exchange.

Neither Molina, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

9.Mutilated, Lost, Stolen or Destroyed Original Notes

Any holder whose original notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.Withdrawal Rights

Tenders of original notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

For a withdrawal of a tender of original notes to be effective, a written notice of withdrawal delivered by hand, overnight courier or by mail, or a manually signed facsimile transmission, or a properly transmitted “Request Message” through DTC’s ATOP system, must be received by the exchange agent at or prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must:

(1)	specify the name of the person having tendered the original notes to be properly withdrawn, which we refer to as the depositor in this letter;

(2)	identify the original notes to be withdrawn, including certificate number or numbers and the principal amount of such original notes;

(3)
in the case of original notes tendered by book-entry transfer, specify the number of the account at DTC from which the original notes were tendered and specify the name and number of the account at DTC to be credited with the properly withdrawn original notes and otherwise comply with the procedures of such facility;

(4)	contain a statement that such holder is withdrawing its election to have such original notes exchanged for exchange notes;

(5)
other than a notice through DTC’s ATOP system, be signed by the holder in the same manner as the original signature on this letter by which such original notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the original notes register the transfer of such original notes in the name of the person withdrawing the tender; and

(6)	specify the name in which such original notes are registered, if different from that of the depositor.

If original notes have been tendered pursuant to the procedure for book-entry transfer set forth in the section of the prospectus entitled “The Exchange Offer—Procedures for Tendering,” any notice of withdrawal must comply with the applicable procedures of DTC. All questions as to the validity, form and eligibility and time of receipt of such notice will be determined by Molina, whose determination shall be final and binding on all parties. Any original notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the original notes so withdrawn are validly retendered. Any original notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the prospectus entitled “The Exchange Offer—Procedures for Tendering,” such original notes will be credited to an account maintained with DTC for the original notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original notes may be retendered by following the procedures described above at any time at or prior to 5:00 p.m., New York City time, on the expiration date.

11. Requests for Assistance or Additional Copies

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent, at the address and telephone number indicated above.

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number
☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.